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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)     October 30, 2000
                                                --------------------------------

                            WORLDWIDE EQUIPMENT CORP.
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             (Exact name of registrant as specified in its charter)



          FLORIDA                       33-30799                 59-3191053
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(State or other jurisdiction         (Commission File           (IRS Employer
 or incorporation)                        Number)            Identification No.)


            599 HARTSDALE AVENUE, SUITE 201, WHITE PLAINS, NY 10607
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code       (914) 428-8191
                                                   -----------------------------


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS.

                  At a special meeting of stockholders on October 30, 2000, the stockholders of WorldWide Equipment Corp. (the "Company") approved a one-for-fifty reverse stock split of the Company's Common Stock. The one-for-fifty reverse stock split will be effective November 10, 2000 to shareholders of record on such date. As a result of the reverse stock split, the Company will have approximately 1,337,830 shares outstanding.

Item 7.  EXHIBITS.

         (a)    Form of Amendment to Articles of Incorporation of the Company.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WORLDWIDE EQUIPMENT CORP.



                                              By: /s/ Mitchell Hymowitz
                                                  ------------------------------
                                                  Mitchell Hymowitz

DATED: November 1, 2000







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